UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(914) 703-6904

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics, LLC

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(914) 703-6904

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

December 31, 2018

(Date of reporting period)

Item 1.	Annual Report to Shareholders

RENN Fund, Inc.

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling (877) 749-4980 if you hold your shares directly with RENN Fund, Inc., or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. You may elect to receive all future reports in paper copies free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling (877) 749-4980 if you hold your shares directly with RENN Fund, Inc., or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

RENN Fund, Inc.

TABLE OF CONTENTS
December 31, 2018

Shareholder Letter	1
Consolidated Financial Statements:
Consolidated Schedule of Investments	3
Consolidated Statement of Assets and Liabilities	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes in Net Assets	7
Consolidated Statement of Cash Flows	8
Consolidated Financial Highlights	9
Consolidated Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	18
Other Information	19
Directors and Officers	21
Service Providers	23

RENN Fund, Inc.

SHAREHOLDER LETTER
December 31, 2018 (Unaudited)

Dear Renn Fund Shareholder,

We are pleased to present the RENN Fund (“Fund”) Annual Report for the twelve-month period ended December 31, 2018. During the past year, there have been several positive developments within the Fund. At the same time, the broader markets experienced greater volatility in the fourth quarter of 2018, as markets fell across the board, including several Fund holdings.

There were two major developments for Fund holdings:

During the year, AnchorFree was acquired by a strategic buyer, a transaction in which the Fund tendered its common and preferred shares and realized a significant return on its investment. This produced a substantial amount of additional cash for the Fund, which will allow the Fund to pursue new investments as they become available.

Another major transaction this year was the sale, by Bovie Medical (now Apyx Medical), of its legacy Core business segment to medical device company Symmetry Surgical, Inc. for gross proceeds of $97 million in cash. This transaction closed in August 2018.

During the year, the Fund increased its exposure to Texas Pacific Land Trust (“Trust”), which is a trust established in 1888 for bondholders of the former Texas and Pacific Railway Company. The Trust owns surface rights to over 800,000 acres of land in West Texas, most of which is located in the Permian Basin, a region containing plentiful oil and gas reserves. Historically, this land was ascribed little value as the reserves were not able to be extracted profitably; the Trust leased its acreage for grazing and ranching purposes. But more recently, oil and gas extraction techniques have advanced, making it economically feasible to develop the oil under the Trust’s land.

As drilling activity has increased rapidly in this area over the past decade, the income derived from the surface rights owned by the Trust has expanded greatly. Note that the Trust has no operational risk or drilling operations expenses associated with oil extraction. It merely collects income from those operators that drill and extract oil on its acreage. In addition to the oil and gas royalties it receives, the Trust also generates easement income from the ongoing infrastructure development needed to access the resources across its land tracts.

In a relatively new development, the Trust has begun to monetize the water below its land (to which it owns the rights). Since fracking requires water to pressurize the extraction process, these rights alone could provide incredible optionality that is not reflected in the current value of the Trust. In our view, Texas Pacific Land Trust represents one of the finest examples of an extremely undervalued asset that could provide an attractive rate of return over time. The Trust’s shares appreciated significantly through much of 2018, but fell along with the price of oil during the fourth quarter of 2018. Nevertheless, the shares ended the year up 22%, contributing positively to returns.

The Fund’s small investment in a Delaware statutory trust that invests principally in Bitcoin (the “Bitcoin Investment Trust”) detracted from returns. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. The Fund’s position appreciated from a 0.01% holding weight when it was initiated in 2017 to close to 2% by the end of 2017, as bitcoins rose dramatically in price. Subsequent to the run-up seen in 2017, the market price of bitcoins fell fairly dramatically in 2018. Though many view Bitcoin as a highly risky, highly volatile investment, we believe that a modest exposure is prudent. The position is sized such that, if Bitcoin ultimately fails, shareholders of the Fund will be none the worse for having invested in it, as the position size is rather inconsequential. However, if Bitcoin succeeds, the magnitude of return could be substantial. The adoption of cryptocurrencies in general (and Bitcoin in particular) has the potential to provide an inflation hedge for investors and may prove disruptive to the current banking establishment. The management of fiat currencies by central banks has the unfortunate result of diminishing purchasing power over time. In contrast to the increase or decrease of money supply seen in fiat currencies, Bitcoin has a fixed supply. As a result, it may increase one’s purchasing power over time through an expansion in the currency’s value.

Bitcoin also threatens the electronic payment industry, particularly processors such as Visa and Mastercard. Retail merchants pay these companies many billions of dollars a year to process electronic payments. Bitcoin and other digital currencies are a departure from this practice, and could save the retail industry an enormous amount of money, particularly at a time when operating margins are under extreme pressure.

The Fund added shares of Civeo Corp. during the year. Civeo provides temporary work force accommodations and hospitality services in remote areas, primarily to the oil services industry in Canada and the US, and the metallurgical coal industry in Australia. Weak pricing in oil and gas markets has resulted in limited expansion and exploration activity in both industries, creating lower occupancy and room rates for Civeo, and driving the company’s share price lower. Limited new oil and gas projects in Canada have been announced

RENN Fund, Inc.

SHAREHOLDER LETTER (Continued)
December 31, 2018 (Unaudited)

to date; however, the LNG Canada project was recently approved. This is a $30+ billion project—the largest infrastructure project in the history of Canada, and Civeo has been awarded four contracts during the feasibility study for the GasLink Pipeline, thus potentially generating over $100 million in revenue for the company.

In time, we believe that the capital expenditure cycle will turn for global oil and gas projects, including Canada, with the potential for materially increased cash flow in a short period of time. During previous expansionary cycles, the company has generated nearly $500 million in peak cash flow (2012), compared to a current enterprise value slightly in excess of $1 billion. However, the company’s asset base has grown since the previous peak, namely through the acquisition of Noralta Lodge, an accommodations provider in the Canadian Oil Sands region earlier this year, increasing rooms in Canada by over 50%. Further, at low relative occupancy rates, the requirements for future capital expenditures are limited, and peak cash flow can be dedicated to shareholder-oriented activity. We do not expect a linear increase in industry activity; however, preliminary indications are positive for the year ahead.

Aside from the aforementioned investments, the Fund has a large cash position, allowing us to take advantage of new opportunities as they arise. We thank you for your confidence and continued support.

Horizon Asset Management LLC

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2018

Shares or Principal Amount	Company	Cost	Value(1)
	MONEY MARKET FUNDS – 40.72%
3,451,767	Fidelity Investment Money Market Funds Government Portfolio - Institutional Class, 2.25%	$3,451,767	$3,451,767

	Total Money Market Funds	3,451,767	3,451,767

	U.S. GOVERNMENT AND AGENCIES – 17.60%
$1,500,000	United States Treasury Bill
	2.23%, 03/28/2019	1,491,651	1,491,601

	Total U.S. Government and Agencies	1,491,651	1,491,601

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014 (2)(3)	1,000,000	—

	Total Convertible Bonds	1,000,000	—

	COMMON EQUITIES – 58.16%
	Asset Management – 0.04%
3,600	Dundee Corp. - Class A.(2)	4,495	3,453

	Medicinal Chemicals and Botanical Products – 0.98%
193,070	FitLife Brands, Inc.(2)	9,131,688	82,924

	Oil and Gas– 9.48%
21,000	Civeo Corp.(2)	88,144	30,030
808,445	PetroHunter Energy Corporation(2)	101,056	—
1,428	Texas Pacific Land Trust	678,513	773,448
		867,713	803,478

	Securities and Commodity Exchanges – 0.05%
18	Cboe Global Markets, Inc.	2,294	1,761
12	CME Group, Inc.	1,830	2,257
		4,124	4,018

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 0.25%
5,460	Grayscale Bitcoin Trust	66,830	21,649

	Surgical & Medical Instruments & Apparatus – 47.02%
615,000	Bovie Medical Corp.(2)(4)	1,470,958	3,985,200

	Technology Services – 0.34%
200	CACI International, Inc. - Class A.(2)	35,659	28,806

	Total Common Equities	11,581,467	4,929,528

TOTAL INVESTMENTS – 116.48%		$17,524,885	9,872,896
LIABILITIES LESS OTHER ASSETS – (16.48%)			(1,396,891)
NET ASSETS			$8,476,005

(1)	See Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)	The PetroHunter Energy Corporation (“PetroHunter”) note is in default as of December 31, 2014. The note is valued at fair value (See Note 5).

(4)	Effective January 2, 2019, Bovie Medical Corp.'s name changed to Apyx Medical Corp.

See accompanying Consolidated Notes to Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	40.72%
U.S. Government and Agencies	17.60%
Convertible Bonds	0.00%
Common Equities
Asset Management	0.04%
Medicinal Chemicals and Botanical Products	0.98%
Oil and Gas	9.48%
Securities and Commodity Exchanges	0.05%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	0.25%
Surgical & Medical Instruments & Apparatus	47.02%
Technology Services	0.34%
Total Common Equities	58.16%
Total Investments	116.48%
Liabilities Less Other Assets	(16.48%)
Total Net Assets	100.00%

See accompanying Consolidated Notes to Financial Statements.

RENN Fund, Inc.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

ASSETS
Investments in securities, at value (cost $17,524,885)	$9,872,896
Cash	13,334
Cash held at broker	105,059
Receivables:
Dividends and interest	6,368
Prepaid expenses and other assets	31,570
Total assets	10,029,227

LIABILITIES
Payables:
Borrowings through margin account (Note 9)	1,491,600
Auditing fees	37,000
Fund administration and accounting fees	6,009
Custody fees	9,542
Transfer agent fees and expenses	1,578
Accrued other expenses	7,493
Total liabilities	1,553,222

NET ASSETS	$8,476,005

Paid-in-capital	29,473,294
Total accumulated deficit	(20,997,289)
NET ASSETS	$8,476,005

Shares outstanding no par value (unlimited shares authorized)	4,463,967

Net asset value, offering and redemption price per share	$1.90

Market Price Per Common Share	$1.49

Market Price (Discount) to Net Asset Value Per Common Share	(21.58)%

See accompanying Consolidated Notes to Financial Statements.

RENN Fund, Inc.

CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME
Income
Dividends	$5,456
Interest	58,214
Total investment income	63,670

Expenses
Fund accounting and administration fees	69,148
Professional fees	35,480
Transfer agent fees and expenses	23,454
Insurance fees	22,971
Shareholder reporting fees	22,750
Custody fees	15,294
Stock exchange listing fees	15,000
Miscellaneous expenses	11,659
Interest	5,397
Total expenses	221,153
Net investment loss	(157,483)

Net Realized and Unrealized Gain:
Net realized gain on investments	34,767
Net realized gain on affiliated issuers	1,388,037
Net change in unrealized appreciation/depreciation on investments	665,112
Net realized and unrealized gain on investments and affiliated issuers	2,087,916

Net Increase in Net Assets from Operations	$1,930,433

See accompanying Consolidated Notes to Financial Statements.

RENN Fund, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS2

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment loss	$(157,483)	$(377,828)
Net realized gain on investments and affiliated issuers	1,422,804	189,396
Net change in unrealized appreciation/depreciation on investments	665,112	(604,980)
Net increase (decrease) resulting from operations	1,930,433	(793,412)

Net Assets
Beginning of period	6,545,572	7,338,984
End of period[1]	$8,476,005	$6,545,572

[1]	End of year net assets includes accumulated undistributed net investment income of $0 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

[2]	Consolidated for the year ended December 31, 2018 only.

See accompanying Consolidated Notes to Financial Statements.

RENN Fund, Inc.

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2018

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,930,433
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of short-term investment	(13,127,361)
Sale of short-term investment	13,127,721
Change in money market funds, net	(1,271,599)
Purchase of investment securities	(549,074)
Proceeds from sale of investment securities	1,904,963
Increase in dividends and interest receivables	(4,198)
Decrease in prepaid expenses and other assets	22,045
Decrease in investment securities purchased payable	(1,489,122)
Decrease in accrued expenses	(31,322)
Net change in unrealized appreciation/depreciation on securities	(665,112)
Net realized gain on investments	(1,422,804)
Net amortization on investments	(3,713)

Net cash used for operating activities	(1,579,143)

Cash flows provided by financing activities:
Borrowings from margin account	14,616,483
Payments on margin account	(13,124,883)
Net cash provided by financing activities	1,491,600

Net decrease in cash	(87,543)

Cash and cash equivalents
Beginning cash balance	—
Beginning cash held at broker	205,936
Total beginning cash and cash equivalents	205,936

Ending cash balance	13,334
Ending cash held at broker	105,059
Total ending cash and cash equivalents	$118,393

See accompanying Consolidated Notes to Financial Statements.

RENN Fund, Inc.

CONSOLIDATED FINANCIAL HIGHLIGHTS4

For a capital share outstanding throughout each period
	For the Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.47	$1.64		$1.37		$2.21		$2.36
Income from Investment Operations:
Net investment loss(1)	(0.04)	(0.08)		(0.17)		(0.10)		(0.12)
Net realized and unrealized gain (loss) on investments	0.47	(0.09)		0.44		(0.74)		(0.03)
Total from investment operations	0.43	(0.17)		0.27		(0.84)		(0.15)

Net asset value, end of period	$1.90	$1.47		$1.64		$1.37		$2.21
Per-share market value, end of period	$1.49	$1.50		$1.22		$0.90		$1.30

Total net asset value return(2)	29.25%	(10.37%)		19.71%		(38.01%)		(6.36%)
Total market value return(2)	(0.93%)	22.95%		35.56%		(30.77%)		(10.34%)

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$8,476	$6,546		$7,339		$6,120		$9,857

Ratio of expenses to average net assets	2.89%	5.99	%(3)	12.16	%(3)	5.57	%(3)	4.86	%(3)
Ratio of net investment loss to average net assets	(2.06%)	(5.60	%)(3)	(12.01	%)(3)	(5.55	%)(3)	(4.86	%)(3)

Portfolio turnover rate	12%	7%		72%		9%		0%

(1)	Based on average shares outstanding for the period.

(2)	Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(3)	Average net assets have been calculated based on monthly valuations.

(4)	Consolidated for the year ended December 31, 2018 only.

See accompanying Notes to Financial Statements.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
As of December 31, 2018

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments.

Prior to a special shareholder meeting held on June 29, 2017 (the “Special Meeting”), RENN Capital Group, Inc. (“RENN Group”), a Texas corporation, served as the Investment Advisor to the Fund. At the Special Meeting, shareholders approved Horizon Asset Management LLC (“Horizon” or the “Investment Advisor"), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC (“Horizon Kinetics”), as its investment manager. In its capacity as investment manager through June 30, 2017, RENN Group was responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. Since that time, Horizon has been responsible for the aforementioned responsibilities.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017, The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of December 31, 2018, total assets of the Fund were $10,029,227, of which $29,782, or approximately 0.30%, represented the Fund’s ownership of the Subsidiary.

The Fund can invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked and bitcoin linked instruments consistent with the Fund’s investment objectives and policies. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, the Fund wholly-owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gain will be included each year in the Fund’s investment company taxable income.

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2018

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short-Term Investments

The Fund invested a significant amount (40.72% of its net assets as of December 31, 2018) in the Fidelity Investment Money Market Government Portfolio Fund (“FIGXX”). FIGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FIGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FIGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FIGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FIGXX.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2018 annual report of Fidelity Investment Money Market Government Portfolio Fund was 0.18%.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2018

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantial delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Bitcoin Risk: The value of the Fund’s investment in the Grayscale Bitcoin Trust is subject directly to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2018

Note 5 – Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, subject to the approval of the Fund’s Board of Directors. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2018

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$—	$—	$—
Common Equities	4,929,528	—	—	4,929,528
U.S. Government and Agencies	—	1,491,601	—	1,491,601
Money Market Funds	3,451,767	—	—	3,451,767
Total Investments	$8,381,295	$1,491,601	$—	$9,872,896

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Value
Beginning balance December 31, 2017	$2,117,589
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	(1,604,806)
Total realized gain/(loss)	1,388,037
Purchases	—
Sales	(1,900,820)
Return of capital distributions	—
Transfers out of Level 3 during the period	—
Ending balance December 31, 2018	$—

One portfolio company is being classified as Level 3. At December 31, 2018, Petrohunter Energy Corporation was valued at $0 due to bankruptcy proceedings and thus qualifies as a Level 3 security. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of December 31, 2018:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Input	Value at 12/31/18
Convertible Bond	Asset Approach	Bankruptcy Recovery	$0
Common Stock	Asset Approach	Bankruptcy Recovery	$0

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.

Note 6 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or where the Fund has a director on the issuer’s board. In this instance, affiliation is based on the fact that Russell Cleveland served as a director for both the Fund and AnchorFree, Inc. during the period. As of December 31, 2018, Mr. Cleveland no longer serves as a director for AnchorFree, Inc. During the year ended December 31, 2018, the Fund sold all of its holdings in AnchorFree, Inc. in the ordinary course of business through an involuntary corporate action. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s consolidated Schedule of Investments if any. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2018

that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Name of Issuer and Title of Issue	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period
AnchorFree, Inc. Series A
Convertible Preferred A Equity	$1,989,443	$—	($1,785,792)	$1,365,980	$(1,569,631)	$—
AnchorFree, Inc.
Common Stock	128,146	—	(115,028)	22,057	(35,175)	—
Total	$2,117,589	—	(1,900,820)	1,388,037	$(1,604,806)	$—

Name of Issuer and Title of Issue	Shares Beginning of Period	Purchases	Sales Proceeds	Stock Split	Shares End of Period
AnchorFree, Inc. Series A
Convertible Preferred A Equity	233,229	—	(233,229)	—	—
AnchorFree, Inc.
Common Stock	15,023	—	(15,023)	—	—
Total	248,252	—	(248,252)	—	—

Note 7 – Federal Income Tax Information

At December 31, 2018, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$17,524,885
Gross Unrealized Appreciation	$2,652,701
Gross Unrealized Depreciation	(10,304,690)
Net Unrealized Depreciation	$(7,651,989)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$ (279,012)	$ 279,012

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2018

As of December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(13,345,300)
Net unrealized depreciation on investments	(7,651,989)
Total accumulated deficit	$(20,997,289)

As of December 31, 2018, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$156,488
Long-term	13,174,153
$13,330,641

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended December 31, 2018, the Fund utilized $1,454,983 of capital loss carryforwards. During the year ended December 31, 2018, the Fund had capital loss carryforwards of $97,082 expire.

There were no distributions during the years ended December 31, 2018 and 2017.

Note 8 – Investment Transactions

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term investments, were $549,074 and $1,904,963, respectively

Note 9 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The average interest rate, average loan balance, maximum outstanding and amount recorded as interest expense for the Fidelity Brokerage Services LLC margin account for the 25 days the Fund had outstanding borrowings were 2.89%, $2,687,778, $3,683,910 and $5,397, respectively. At December 31, 2018 the Fund had borrowings of $1,491,600 outstanding under the margin account.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2018

Note 11 – Related Party Transactions

In 2009, Russell Cleveland received options to purchase 100,000 common shares of AnchorFree, Inc., at $0.3971 per share, as compensation for financial advisory services provided to AnchorFree, Inc. prior to Mr. Cleveland’s joining the board. In accordance with the agreement between the Fund and Mr. Cleveland, the Fund received 15,023 shares at no cost when the options were exercised on January 2, 2016. Russell Cleveland disclaims any beneficial ownership in the Fund's portion.

There were no similar related party transactions during 2018. During the year ended December 31, 2018, the Fund sold all of its holdings in AnchorFree, Inc. in the ordinary course of business through an involuntary corporate action.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On February 8, 2019, the Fund issued 1,487,989 common shares in connection with a rights offering. Stockholders of record December 28, 2018 were issued non-transferable rights for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every three rights held, not including additional subscription privileges.

The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration Date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration Date. The final subscription price was $1.47 per share. As Horizon paid all expenses relating to the offering, net proceeds to the Fund were approximately $2,187,000.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
of RENN Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of RENN Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended (consolidated for the year ended December 31, 2018 only), the consolidated statement of cash flows for the year then ended, and consolidated financial highlights for each of the two years in the period then ended (consolidated for the year ended December 31, 2018 only), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended (consolidated for the year ended December 31, 2018 only), the consolidated cash flows for the year then ended, and the consolidated financial highlights for each of the two years in the period then ended (consolidated for the year ended December 31, 2018 only), in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended December 31, 2016 have been audited by other auditors, whose report dated February 28, 2017 expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2017.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 21, 2019

RENN Fund, Inc.

OTHER INFORMATION
December 31, 2018 (Unaudited)

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov. Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Matters Submitted for Shareholder Votes

During the six-month period covered by this report, issues were presented to the shareholders for their vote at a Meeting of Shareholders on October 2, 2018.

The record date for determination of shareholders entitled to vote was August 13, 2018. As of the record date there were outstanding 4,463,967 shares of the Fund’s Common Stock, constituting all of the outstanding voting securities of the Fund. Each such share was entitled to one vote. At the Meeting, the holders of 3,438,354 shares, or 77.02%, of the Fund’s Common Stock were represented in person or by proxy, constituting a quorum.

For all Proposals, percentages shown are based on the number of the outstanding voting securities of the Fund. The issues presented and the results of the voting thereon are as follows:

Proposal One — At the Annual Meeting, a vote by ballot was taken to elect Herbert M. Chain as a Class Two Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee:

Votes For
3,249,715 (72.80%)

Votes
Against
119,876 ( 2.68%)

Votes
Abstaining
68,760 ( 1.54%)

Broker
Non-Votes
0

RENN Fund, Inc.

OTHER INFORMATION (Continued)
December 31, 2018 (Unaudited)

Proposal Two — At the Annual Meeting, a vote by ballot was taken for the ratification of the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2018. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted with respect to the proposal and do hereby declare and certify that the votes cast for the ratification of the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2018 were as follows:

Votes For
3,350,295 (75.05%)

Votes Against
60,193 (1.34%)

Votes
Abstaining
27,866 (0.62%)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co. You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Company, LLC., whose telephone number is (718) 921-8200 extension 6412 and whose address is 6201 15th Ave, Brooklyn, NY 11219-5498.

RENN Fund, Inc.

DIRECTORS AND OFFICERS
December 31, 2018 (Unaudited)

Interested Directors and Officers:
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Position(s) Held with the Fund, Principal Occupation(s) Current Portfolios in Fund During Past 5 Years, and Other Directorships
Murray Stahl Age: 65 470 Park Avenue South, New York, New York 10016	Class Three Director of the Fund, President, Chief Executive Officer, Chairman of the Board	Since July 2017.

Chairman, Chief Executive Officer and Chief Investment Strategist of Horizon Kinetics LLC (including Horizon Asset Management LLC since 1994; Kinetics Asset Management LLC and Kinetics Advisers, LLC since 2000) (Principal occupation)

Other Directorships:

Director, MSRH, LLC (2013-Present); Chairman, the FRMO Corp. (OTC Pink: FRMO) (2001 – Present); Director, Kinetics Mutual Funds, Inc. (2000 – Present); Director, Bermuda Stock Exchange (2014 – Present); Chairman, Minneapolis Grain Exchange (2013-Present); Director, Winland Electronics, Inc. (2015-Present); Director, IL&FS Securities Services Ltd (2008-Present)

Russell Cleveland[1] 11520 North Central Expressway, Suite 162, Dallas, Texas 75243. Age: 80	Class Three Director of the Fund	Since 1994

Director of AnchorFree, Inc. (2012 – 2018); Director of iSatori, Inc., formerly a Portfolio company (Nutraceutical Preparations) (2003 – 2015); Director of Cover-All Technologies, Inc., a non- portfolio public company.(Insurance Software Licensing and Maintenance) (2003 – 2015); Director of Access Plans, Inc. (Direct Mail and Advertising) (2006-2011; Director of BPO Management Services, Inc. (Business Process Outsourcing) (2004-2011); Director, RENN Universal Growth Investment Trust, PLC (1994-2015).

Eric Sites 470 Park Avenue South, New York, New York 10016 Age: 40	Class One Director of the Fund	Since July 2017

Portfolio Manager, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC) (Principal occupation) (2004-Present); Director, Bermuda Stock Exchange (2016-Present).

Independent Directors
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Alice C. Brennan 470 Park Avenue South, New York, New York 10016 Age: 66	Class One Director of the Fund	Since July 2017	Independent Consultant (legal and compliance risk oversight)(2014-Present); Associate General Counsel, Chief Compliance Officer & Chief Trademark and Copyright Counsel, Verizon Wireless (2000-2014)
Herbert M. Chain 470 Park Avenue South, New York, New York 10016 Age: 66	Class Two Director of the Fund	Since July 2017

Assistant Professor and Executive Director, Center for Executive Education, St. John’s University (2017-Present); Founder and Managing Member, HMC Business Consulting LLC (financial reporting and controls) (2015-Present); Adjunct Professor, St. John’s University (2011-2017); Adjunct Instructor, New York University (2015-2016); Audit Partner, Deloitte & Touche LLP (1988-2015).

RENN Fund, Inc.

DIRECTORS AND OFFICERS (Continued)
December 31, 2018 (Unaudited)

Other Officers
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Jay Kesslen 470 Park Avenue South, New York, New York 10016 Age: 46	Vice-President, Chief Compliance Officer	Since July 2017

General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, each a SEC registered investment adviser) (Principal occupation) (2011-Present); Chief Compliance Officer, Horizon Kinetics LLC (2015-2016)

General Counsel, the FRMO Corp. (OTC Pink: FRMO) (2014 – Present).

Hugh Ross 470 Park Avenue South, New York, New York 10016 Age: 51	Treasurer	Since July 2017

Chief Operating Officer, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, each a SEC registered investment adviser) (Principal occupation) (2011-Present).

Russell Grimaldi 470 Park Avenue South, New York, New York 10016 Age: 39	Secretary	Since July 2017

Chief Compliance Officer, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC, each a SEC registered investment adviser) (Principal occupation) (2017-Present); Associate General Counsel, Horizon Kinetics LLC (2011-Present).

(1)	Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a Director and limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

RENN Fund, Inc.

SERVICE PROVIDERS
December 31, 2018 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Asset Management LLC
470 Park Avenue South
New York, NY 10016
Phone: (646) 495-7330
Fax: (646) 403-3597
Website: www.rencapital.com

Registrar and Transfer Agent

American Stock Transfer &
Trust Company, LLC
6201 15th Ave.
Brooklyn, NY 11219
Phone: (718) 921-8200 extension 6412

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Phone: (215) 979-8800

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Herbert M. Chain is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2018. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP for the year ended December 31, 2018 and for the year ended December 31, 2017.

Fee Category	2018 Fees	2017 Fees

Audit Fee	$29,000	$29,000
Audit-Related Fees	$-	$-
Tax Fees	$4,000	$4,000
All Other Fees	$2,080*	$-
Total Fees	$35,080	$33,000

*	Other fees noted relate to fees charged by prior principal accountant for deconversion costs.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP for the year ended December 31, 2018 and for the year ended December 31, 2017, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

The Registrant has an Audit Committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Registrant’s Audit Committee are Herbert M. Chain and Alice C. Brennan.

Item 6.	Schedule of Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to Horizon. The Proxy Voting Policies and Procedures of Horizon are set forth below. The guidelines are reviewed periodically by Horizon and the Fund’s independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to Horizon.

“Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.”

“Proxy Policy

We vote proxies relating to our portfolio securities in the best interest of our clients’ and have delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation. As such, our policies and procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which we believe are in the best interests of clients. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue or ISS does not provide a recommendation, ISS notifies us, and our Chief Compliance Officer, General Counsel or Chief Investment Strategist, or any combination of them, will review the proxy to determine whether to vote. In determining whether to vote, we may consider a variety of factors, including but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups and independent proxy research services. We monitor compliance with our policy and report any deviation from an ISS recommendation to the Board of Directors of the Fund.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

As of the date of printing this report the Portfolio Manager for the Fund is:

Murray Stahl, who has served as the Chairman of the Board, President, Chief Executive Officer, and a Class Three Director of the Fund since 2017.

Mr. Stahl is the co-founder and Chief Investment Strategist for Horizon Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics LLC. He is compensated by an annual salary and distributions as an owner of Horizon Kinetics LLC. The Fund does not have an incentive fee arrangement. In addition to the Fund and as of December 31, 2018, Mr. Stahl, through Horizon and its affiliated investment managers, is responsible for the oversight and management of 10 other registered investment companies with assets of $1.32 billion, 19 other pooled investment vehicles with assets of $447 million and 18 accounts in which an advisory fee is based on performance with assets of $400 million, and 941 other accounts with assets of $1.17 billion.

Mr. Stahl is the only Portfolio Manager for the Fund, and the value of his ownership was between $0 and $10,000 at December 31, 2018.

Item 9.	Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

Neither the Fund nor any Affiliated Purchaser, nor any person on their behalf, has purchased any of the Fund’s securities in the period covered by this report. The purchase of the Fund’s securities is authorized under its Dividend Reinvestment Plan and Cash Purchase Plan dated February 15, 1994, but no such shares were purchased during the period covered by this report.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer

Date:	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer and Chief Financial Officer

Date:	March 6, 2019